UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report:                       June 24, 2002

Date of earliest event reported:      January 24, 2002


                      GATEWAY INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                000-26017               88-0375818
       (State or other         (Commission              (I.R.S. Employer
       jurisdiction            File Number)             Identification No.)
       of incorporation)

                              3840 East Eagle Drive
                            Anaheim, California 92807
           (Address of principal executive office, including zip code)

                                 (714) 630-6253
              (Registrant's telephone number, including area code)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company's independent auditor for the years ended September 30, 2000 and 2001 was David E. Coffey, P.C. In January 2002, the Company dismissed David E. Coffey, CPA. as its independent auditor to lower expenses and provide an auditor located closer to the Company. The Board of Directors researched and approved the accounting firm of Corbin and Wertz to serve as independent auditor of the Company for the year ended September 30, 2002 and any interim periods. The Company has been advised that neither Corbin and Wertz nor any of their members or associates has any relationship with the Company or any of its affiliates, except in the firm's proposed capacity as the Company's independent auditor.

         During the fiscal years ended September 30, 2000 and 2001, and any subsequent interim periods, the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion from the Company's former independent auditor, and were not modified as to uncertainty, audit scope, or accounting principles, except the reports issued by David E. Coffey, P.C. contained a statement expressing doubt about the ability of the Company to continue as a going concern due to its status as a development stage company with no significant operating results. During the year ended September 30, 2000, and from that date to the present, there were no disagreements with the former independent auditor on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to the former independent auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report.

         The Company has provided David Coffey with a copy of the disclosures being made in this Form 8-K/A and has requested that they furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Exhibits -Letter on Change in Certifying Accountant *

                  * Filed herewith

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GATEWAY INTERNATIONAL HOLDINGS, INC.



Date:    June 24, 2002                         By:      /s/ LAWRENCE A. CONSALVI
                                                  ------------------------------
                                                         Lawrence A. Consalvi
                                                         Chief Executive Officer

June 24, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K/A of Gateway International Holdings, Inc. for the event that occurred on January 24, 2002, and are in agreement with the statements contained therein insofar as they relate to our firm.


Date:    June 24, 2002                             By:     /s/ David E. Coffey
                                                      -------------------------
                                                           David E. Coffey, CPA
                                                           Las Vegas, Nevada



                                  End of Filing